UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
____________

Date of Report (Date of earliest event reported) May 15, 2025

Wyndham Hotels & Resorts, Inc.
(Exact name of registrant as specified in charter)

Delaware		001-38432	82-3356232
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
22 Sylvan Way
Parsippany,	New Jersey		07054
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code (973) 753-6000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a) Wyndham Hotels & Resorts, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 15, 2025.

(b) At the Annual Meeting, the four proposals described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 27, 2025 (the “Proxy Statement”) were submitted to the Company’s stockholders and the final voting results are provided below.

Proposal 1
The Company’s stockholders elected each of the eight Director nominees described in the Proxy Statement to serve for a term ending at the 2026 annual meeting of stockholders, with each Director to serve until such Director’s successor is elected and qualified or until such Director’s earlier resignation, retirement, disqualification, death or removal. The election results for each of the Company’s Directors are set forth below.

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Geoffrey A. Ballotti	67,222,862	24,385	41,131	5,729,513
Myra J. Biblowit	57,133,723	9,957,116	197,539	5,729,513
James E. Buckman	66,961,009	285,763	41,606	5,729,513
Bruce B. Churchill	66,273,017	973,690	41,671	5,729,513
Mukul V. Deoras	65,452,332	1,777,658	58,388	5,729,513
Stephen P. Holmes	66,763,675	483,848	40,855	5,729,513
Ronald L. Nelson	65,437,180	1,809,853	41,345	5,729,513
Pauline D.E. Richards	65,587,572	1,642,010	58,796	5,729,513

Proposal 2
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers described in the Proxy Statement as set forth below.

Votes for Approval:	63,362,593
Votes Against:	3,634,725
Abstentions:	291,060
Broker Non-Votes:	5,729,513

Proposal 3
The Company’s stockholders voted, on an advisory basis, in favor of holding an annual advisory vote on the compensation of the Company's named executive officers.

Votes for one year:	65,961,615
Votes for two years:	22,704
Votes for three years:	1,250,716
Abstentions:	53,343
Broker Non-Votes:	5,729,513

Proposal 4
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 as set forth below.

Votes for Approval:	72,594,489
Votes Against:	351,440
Abstentions:	71,962
Broker Non-Votes:	Inapplicable

(c) Not applicable.

(d) After considering the results for Proposal 3, and consistent with its own recommendation, the Company’s Board of Directors has determined to provide the Company’s stockholders with an annual advisory vote on the compensation of the Company's named executive officers until the next vote on the frequency of such advisory vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM HOTELS & RESORTS, INC.
Date: May 19, 2025	By:	/s/ Paul F. Cash
Paul F. Cash General Counsel & Corporate Secretary